UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 5, 2008 (April 30, 2008)

Date of Report – (Date of earliest event reported)

CHEM RX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51518	20-2938469
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Park Place

Long Beach, NY 11561

(Address of principal executive office, including zip code)

(516) 889-8770

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of KGS LLP. On April 30, 2008, Chem Rx Corporation (the “Registrant”) notified KGS LLP (“KGS”) that the Registrant was dismissing KGS as its independent registered public accounting firm, effective immediately. The Registrant’s Audit Committee of the Board of Directors approved the dismissal of KGS as the Registrant’s independent registered public accounting firm.

KGS’s report on the Registrant’s financial statements for the fiscal year ended December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. KGS LLP became the Registrant’s independent registered public accountant on May 2, 2007.

During the fiscal year ended December 31, 2007, and during the subsequent interim period through April 30, 2008, there were no disagreements between the Registrant and KGS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KGS, would have caused KGS to make reference to the subject matter of the disagreements in connection with its reports on the Registrant’s financial statements for such periods.

During the fiscal year ended December 31, 2007, and during the subsequent interim period through April 30, 2008, there were no “reportable events,” as defined in Regulation S-K Item 304(a)(1)(v).

The Registrant has provided KGS with a copy of the above disclosures and requested that KGS furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements and, if not, stating the respects in which it does not agree. A copy of the letter from KGS is filed herewith as Exhibit 16.1.

(b) Engagement of Grant Thornton LLP. On April 30, 2008, the Registrant engaged Grant Thornton LLP (“Grant Thornton”) to serve as the Registrant’s independent registered public accounting firm to audit the Registrant’s consolidated financial statements for the Registrant’s fiscal year ending December 31, 2008 and to issue a report on the Registrant’s fiscal 2008 financial statements. The decision to engage Grant Thornton was approved by the Registrant’s Audit Committee of the Board of Directors. During the past two fiscal years, and during the subsequent interim period through April 30, 2008, the Registrant did not consult Grant Thornton with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).

Item 9.01: Financial Statements and Exhibits.

(d)	Exhibits.

Exhibits	Descriptions

16.1	Letter from KGS LLP, dated May 5, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHEM RX CORPORATION

Dated: May 5, 2008	By:	/s/ Steven Silva
Name: Steven Silva
Title: President and Chief Operating Officer

Exhibit Index

Exhibits	Descriptions

16.1	Letter from KGS LLP, dated May 5, 2008.